                                                                   EXHIBIT 10.24




                                GRANCARE, INC.

                         EXECUTIVE LIFE INSURANCE PLAN
                         -----------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
A.  PURPOSE..................................................................  1

B.  DEFINITIONS..............................................................  1

C.  PARTICIPATION............................................................  2
    1.  Approval.............................................................  2
    2.  Insurability.........................................................  2
    3.  Election not to Participate..........................................  3

D.  ASSIGNMENT...............................................................  3

E.  PREMIUMS.................................................................  3

F.  INVESTMENT EARNINGS......................................................  3

G.  OWNERSHIP................................................................  3

H.  COLLATERAL ASSIGNMENT OF SECURITY INTEREST...............................  3

I.  INSURANCE BENEFITS PRIOR TO TERMINATION OF EMPLOYMENT....................  4

J.  INSURANCE BENEFITS AFTER TERMINATION OF EMPLOYMENT.......................  4
    1.  Qualifying Termination...............................................  4
    2.  Non-Qualifying Termination...........................................  4

K.  TAX LIABILITY AND WITHHOLDING............................................  4

L.  ADMINISTRATION OF THE PLAN...............................................  5
    1.  Administration and Interpretation....................................  5
    2.  Plan Supervisor......................................................  5
    3.  Elections and Notices................................................  5

M.  AMENDMENT OR TERMINATION OF THE PLAN.....................................  6

N.  BENEFICIARY DESIGNATION..................................................  6

O.  ERISA PLAN...............................................................  6

P.   CLAIMS PROCEDURE.............................................  6
     1.   Claims..................................................  6
     2.   Appeal..................................................  7
     3.   Limitation Period.......................................  7

Q.   MISCELLANEOUS................................................  7
     1.   Employment Not Guaranteed...............................  7
     2.   Protective Provisions...................................  7
     3.   Gender, Singular & Plural...............................  8
     4.   Captions................................................  8
     5.   Validity................................................  8
     6.   Applicable Law..........................................  8
     7.   Notice to Insurer.......................................  8
     8.   Notice Under Agreement..................................  9
     9.   Binding Agreement.......................................  9

                                GRANCARE, INC.

                         EXECUTIVE LIFE INSURANCE PLAN
                         -----------------------------

A.      PURPOSE

        This Plan provides life insurance coverage for certain employees of GranCare, Inc. ("GranCare").

B.      DEFINITIONS

        For the purposes of the Plan, the following terms shall have the meanings indicated:

        1. "Beneficiary" means the person or persons designated as such in accordance with Section N.

        2. "Committee" means the Board of Directors of GranCare or its delegate, if any.

        3. "Annual Salary" means with respect to an Employee, such Employee's annual base salary before any salary deferrals or salary reduction elections.

        4. "Employee" means, except as provided in Section D, an officer or other employee of GranCare designated by GranCare as a Plan participant.

        5. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        6. "GranCare" means GranCare, Inc., a Delaware corporation, its subsidiaries and successors.

        7. "Initial Annual Premium Contribution" means the first premium installment paid by GranCare to the Insurer under the Split Dollar Policy.

        8. "Insurer" means the insurance company chosen to issue a Policy on the life of the Employee.

        9.      "Old GranCare" means GranCare, Inc., a California corporation.

        10. "Old Plan" means the GranCare, Inc. Executive Life Insurance Plan, as maintained by Old GranCare.

        11.     "Plan" means the GranCare, Inc. Executive Life Insurance Plan.

        12. "Plan Supervisor" means GranCare's Vice President, Director of Human Resources.

     13.  "Plan Year" means the calendar year.

     14. "Policy" means the life insurance policy which GranCare will cause to be issued by the Insurer on the life of an Employee pursuant to the Plan. In the event that an Employee was a participant in the Old Plan and agreed to the assignment of the collateral assignment entered into by the Employee in favor of Old GranCare with respect to the policy issued on the life of the Employee under the Old Plan, such policy shall be the Policy hereunder.

     15. "Qualifying Termination" means the termination of employment which constitutes a Qualifying Termination under the Split Dollar Life Insurance Agreement.

     16. "Retirement" means the termination of employment following attainment of at least age 65.

     17. "Split Dollar Life Insurance Agreement" means the agreement entered into between GranCare and an Employee which defines GranCare's contingent rights in the Split Dollar Policy.

     18. "Split Dollar Policy" means the Policy controlled by the applicable Split Dollar Life Insurance Agreement.

C.   PARTICIPATION

     1.   Approval
          --------

          An Employee shall become a participant of the Plan as of the date the Employee is notified in writing by the Committee that participation is approved. Notwithstanding the foregoing, if an Employee was a participant in the Old Plan and agreed to the assignment of the collateral assignment entered into by the Employee in favor of Old GranCare with respect to the policy issued on the life of the Employee under the Old Plan, such Employee shall be a Participant in the Plan as of the date of the assignment of such collateral assignment to GranCare.

     2.   Insurability
          ------------

          An Employee is not automatically entitled to the insurance benefits provided under the Plan. The Employee must satisfy the requirements for obtaining insurance before the Employee becomes covered under the Plan. In the event Employee is uninsurable, the Committee may, but need not, elect to obtain insurance on the life of Employee's spouse in order to enable Employee to participate in the Plan.

     3.   Election not to Participate
          ---------------------------

          An Employee may elect not to participate in the Plan at any time. Such election shall be in writing, and shall become effective upon its receipt by the Plan Supervisor. No compensation or benefits in lieu of participation in the Plan shall be paid to an Employee who elects not to participate in the Plan.

D.   ASSIGNMENT

     An Employee may not assign (other than through a Collateral Assignment in favor of GranCare in accordance with the Split Dollar Life Insurance Agreement and Section H of the Plan) to any individual or trustee all or any part of the Employee's right, title, claim, interest, benefit and all other incidents of ownership which the Employee may have in any life insurance under the Plan.

E.   PREMIUMS

     All premiums due on an Employee's Policy while the Employee is employed by GranCare shall be paid by GranCare directly to the Insurer. GranCare may satisfy its obligation to pay premiums with funds borrowed against the Split Dollar Policy, on a nonrecourse basis. GranCare will cease making premium payments due after the date on which Employee's employment with GranCare terminates for any reason.

F.   INVESTMENT EARNINGS

     All investment earnings on an Employee's Policy while such Employee is a participant in this Plan will be reinvested in the Policy and will not be distributed to the Employee.

G.   OWNERSHIP

     The Employee shall be the owner of the Policy and shall hold the right to exercise all ownership rights granted by the terms of the Policy, including the right to change the Beneficiary of that portion of the proceeds of the Policy to which the Employee is entitled under Section I or J of the Plan, and the right to exercise settlement options, except to the extent such rights are specifically limited by the terms of the Plan. While an Employee is a participant in the Plan, the Employee will have no right to borrow against the Split Dollar Policy or obtain any part of the cash surrender value of the Split Dollar Policy.

H.   COLLATERAL ASSIGNMENT OF SECURITY INTEREST

     An Employee will be required to assign certain rights of the Employee in the Split Dollar Policy to GranCare to secure GranCare's right to recover the premiums it pays with respect to the Split Dollar Policy. This assignment will be made by the Employee's execution of a Split Dollar Life Insurance Agreement in substantially the form attached hereto as Exhibit "A" at the time the Employee becomes a participant of the Plan, GranCare will not assign its security interest in the Split Dollar Policy to anyone other than the Employee. In the event that the Employee was a participant in the Old Plan and agreed to the assignment of the collateral assignment entered into by the Employee in favor of Old GranCare with respect to the policy issued on the life of the Employee under the Old Plan, the Split Dollar Life Insurance Agreement will also secure GranCare's right to recover the premiums paid by Old GranCare with respect to the Split Dollar Policy.

I.        INSURANCE BENEFITS PRIOR TO TERMINATION OF EMPLOYMENT

          If the Employee dies prior to the termination of employment, the Employee's Beneficiary will be entitled to receive as a death benefit under the Split Dollar Policy, an amount equal to three times the Employee's most recent Annual Salary. To the extent the death benefit under the Split Dollar Policy exceeds this amount, the balance of the death benefit will be paid to GranCare. Upon the death of the Employee, GranCare shall promptly take all action necessary to obtain the death benefit provided under the Split Dollar Policy.

J.        INSURANCE BENEFITS AFTER TERMINATION OF EMPLOYMENT

          1.   Qualifying Termination. Upon a Qualifying Termination, GranCare
               ----------------------
               shall release its assignment of the cash surrender value in the Split Dollar Policy and the Employee shall receive cash surrender value of the policy as of the date of termination of employment. The Employee may maintain the Split Dollar Policy by making the premium payments after the date of termination of employment.

          2.   Non-Qualifying Termination. Upon a termination of employment
               --------------------------
               which does not constitute a Qualifying Termination, Employee shall forfeit the cash surrender value of the Split Dollar Policy. Immediately upon such termination of employment, GranCare shall withdraw from or borrow against the Split Dollar Policy, an amount equal to the maximum amount which may be withdrawn or borrowed, as the case may be, under the Split Dollar Policy. The Employee may maintain the Split Dollar Policy by making the premium payments after the date of termination of employment.

K.        TAX LIABILITY AND WITHHOLDING

          The rights of an Employee in the Split Dollar Policy may cause the Employee to be treated as having gross income for federal, state or local income tax purposes. These circumstances may also impose upon GranCare an obligation to deduct and collect federal, state or local withholding taxes. Unless the Employee otherwise provides GranCare the amounts it is required to withhold, GranCare may satisfy its withholding obligations by borrowing, on a nonrecourse basis, against the Split Dollar Policy, an amount equal to its withholding tax liability.

L.   ADMINISTRATION OF THE PLAN

     1.  Administration and Interpretation
         ---------------------------------

         The Plan shall be administered and interpreted by the Committee. The Committee shall have the power and authority in its sole, absolute and uncontrolled discretion to control and manage the operation and administration of the Plan and shall have all powers necessary to accomplish these purposes. The responsibility and authority of the Committee shall include but shall not be limited to the following:

         a. determining all questions relating to the eligibility of an Employee to participate;

         b. determining the amount and kind of benefits payable to any Employee or Beneficiary;

         c. establishing and reducing to writing and distributing to any Employee or Beneficiary a claims procedure; and

         d. interpreting the provisions of the Plan including the publication of rules for the regulation of the Plan as in its sole, absolute and uncontrolled discretion are deemed necessary or advisable and which are not inconsistent with the express terms hereof or ERISA.

     2.  Plan Supervisor
         ---------------

         The Committee has appointed the Plan Supervisor to act on the Committee's behalf. Any action taken by the Plan Supervisor, shall be considered to be action of the Committee when the Plan Supervisor is acting within the scope of the authority delegated to it by the Committee, and the committee shall be responsible for all such actions. All reasonable expenses incurred in administering the Plan shall be paid by GranCare upon authorization by the Committee.

     3.  Elections and Notices
         ---------------------

         All elections made and notices given by any Employee under the Plan shall be in writing and filed with the Plan Supervisor.

M.      AMENDMENT OR TERMINATION OF THE PLAN

        GranCare may at any time amend, alter, modify or terminate the Plan; provided, however, that no such action shall affect the rights of any Employee existing before such action or accelerate GranCare's rights to recover the premiums paid on the Split Dollar Policy. In no event, however, shall GranCare be obligated to continue to pay for any benefit, any insurance or any insurance policy after such action.

N.      BENEFICIARY DESIGNATION

        The Employee shall have the right, at any time, to designate any person or persons as the Beneficiary to whom payment under the Plan shall be made in the event of the Employee's death. Each Beneficiary designation shall become effective only when filed in writing with the Insurer during the Employee's lifetime on a form prescribed by the Insurer. The filing of a new Beneficiary designation form will cancel any Beneficiary designation previously filed.

        If an Employee fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Employee or die prior to the complete distribution of the Employee's death benefits, the Employee's death benefits shall be paid to the Employee's then surviving spouse, or, if none, to the Employee's estate, unless directed otherwise by the court that has jurisdiction over the assets belonging to the Employee's probate estate.

O.      ERISA PLAN

        This Plan is covered by Title I of ERISA as a welfare benefit plan. GranCare is the "named fiduciary" of the Plan.

P.      CLAIMS PROCEDURE

        1.   Claims
             ------

             a. In the event that a benefit has not been paid under the Plan in whole or in part, the person claiming such payment may apply for payment either individually or through a representative by writing to the Plan Supervisor.

             b. The claim will be reviewed and ruled upon within 45 days of the filing of the claim. If the claim is wholly or partially denied the person claiming payment will receive in writing:

                        (i)       specific reasons for denial;

                 (ii) specific reference to Plan provisions on which the denial is based;

                 (iii) description of additional information needed before the claim can be processed;

                 (iv) list of steps to be taken if the denial of claim is to be reviewed.

    2.   Appeal
         ------

         If the claim has been denied, (or if no response from the Vice President, Director of Human Resources is received within 45 days) the person claiming payment has the right to request a review of the denied claim, to review pertinent documents and to submit any comments in writing. The request for review of the denied claim shall be submitted to the Vice President, Director of Human Resources at the above address. The request for review of the denied claim will be considered and ruled upon within 45 days of the filing of such request.

    3.   Limitation Period
         -----------------

         Any claim for payment or such other action under the Plan must be made as set forth in this Section P, and must be made within one year after the occurrence of the event for which the claim is made. Failure to file the claim within such one year period shall completely discharge the Plan and GranCare of any liability and shall bar any and all actions in connection with such claim for payment or other action.

Q.  MISCELLANEOUS

    1.   Employment Not Guaranteed
         -------------------------

         Nothing contained in the Plan nor any action taken hereunder shall be construed as a contract of employment or as giving an Employee any right to be retained in the employ of GranCare. Accordingly, subject to the terms of any written employment agreement to the contrary, GranCare shall have the right to terminate or change the terms of employment of an Employee at any time and for any reason whatsoever, with or without cause.

    2.   Protective Provisions
         ---------------------

         Each Employee shall cooperate with GranCare by furnishing any and all information requested by GranCare in order to facilitate the payment of benefits hereunder, taking such physical examinations as GranCare may deem necessary and taking such other relevant action as may be requested by GranCare. If an Employee refuses to so cooperate, GranCare shall have no further obligation to the Employee under the Plan. If an Employee commits suicide during the first two years following his participation in the Plan, or if an Employee makes any material misstatement of information or nondisclosure of medical history, then no benefits will be payable hereunder to such Employee or the Employee's Beneficiary, provided, that in GranCare's sole discretion, benefits may be payable in an amount reduced to compensate GranCare for any loss, cost, damage or expense suffered or incurred by GranCare as a result in any way of such misstatement or nondisclosure.

3.      Gender, Singular & Plural
        -------------------------

        All pronouns and any variations thereof shall be deemed to refer to the masculine or feminine as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

4.      Captions
        --------

        The captions of the sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

5.      Validity
        --------

        In the event any provision of the Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan.

6.      Applicable Law
        --------------

        Except to the extent governed by federal law, the Plan shall be governed and construed in accordance with the laws of the State of Delaware.

7.      Notice to Insurer
        -----------------

        GranCare shall be responsible for notifying the Insurer of any changes in the ownership rights and interests of the Employee and GranCare and of any changes in the Beneficiaries to receive death benefits under the Plan, and the Insurer shall be entitled to rely upon such notification received from GranCare.

     8.   Notice Under Agreement
          ----------------------

          Any notice, consent or demand required or permitted to be given under the provisions of this Plan by one party to another shall be in writing, signed by the party giving or making it, and may be given either by delivering it to such other party personally or by mailing it, by United States Certified mail, postage prepaid, to such party, addressed to its last known address as shown on the records of GranCare. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.


     9.   Binding Agreement
          -----------------

          This Plan shall bind the parties hereto and their respective successors, heirs, executors, administrators and transferees, and any Split Dollar Policy Beneficiary.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed this _____ day of ___________________, 1996.




                                      GRANCARE, INC.

                                      By:
                                         ------------------------------------

                                      Title:
                                            ---------------------------------


ATTEST:


---------------------------------

Title:
      ---------------------------

       [CORPORATE SEAL]

                                GRANCARE, INC.
                     SPLIT DOLLAR LIFE INSURANCE AGREEMENT

     This Agreement is entered into as of the ____ day of __________, 199_, by and between GRANCARE, INC., a Delaware corporation ("GranCare") and ____________ ___________________________ ("Employee").

     WHEREAS, Employee is a participant in the GranCare, Inc. Executive Life Insurance Plan (the "Plan").

     WHEREAS, GranCare and the Employee have agreed that policy number ________, issued by ________________ Life Insurance Company (the "Split Dollar Policy"), is the insurance policy covered by the Plan.

     WHEREAS, Employee is the owner of the Split Dollar Policy and GranCare has made its first premium installment payment (the "Initial Annual Premium Contribution") to the Insurer with respect to the policy.

     NOW, THEREFORE, in consideration of the facts set forth above and the various promises and covenants set forth below, the parties to this Agreement agree as follows:


     1.   OWNERSHIP OF POLICY.
          -------------------

          GranCare acknowledges that Employee is the owner of the Split Dollar Policy and that Employee is entitled to exercise all ownership rights granted by the terms of the Split Dollar Policy, except to the extent the rights of Employee are specifically limited by the Plan or by this Agreement. Except as so limited, it is the expressed intention of the parties to reserve to Employee all rights in and to the Split Dollar Policy granted to its owner by the terms thereof, including, but not limited to, the right to change the beneficiary and the right to exercise settlement options.

     2.   GRANCARE'S CONTINGENT RIGHTS.
          ----------------------------

          GranCare's rights are contingent upon its satisfactorily performing all of the covenants under this Agreement. GranCare shall not have nor exercise any right in and to the Split Dollar Policy which could, in any way, endanger, defeat, or impair any of the rights of Employee in the Split Dollar Policy, including by way of illustration any right to collect the proceeds of the Split Dollar Policy in excess of the amount due GranCare as provided in this Agreement and in the Split Dollar Policy. The only rights in and to the Split Dollar Policy granted to GranCare in this Agreement shall be limited to GranCare's security interest in and to the cash value of the Split Dollar Policy, a portion of the death benefit of the Split Dollar Policy as hereinafter provided, and the right to designate investments. GranCare shall not assign any of its security interests in the Split Dollar Policy to anyone other than Employee.

     3.   PREMIUM PAYMENTS.
          ----------------

          So long as Employee is a participant in the Plan, GranCare agrees to pay, on each date on which premiums are due on the Split Dollar Policy or before the expiration of the grace period for the payment of such premium, the premium required under Section E of the Plan. The premium payment shall be transmitted directly by GranCare to the Insurer. GranCare may satisfy its obligation to pay premiums with funds borrowed against the Split Dollar Policy. GranCare shall not be required to make a premium payment for any year with respect to which the Employee was not employed by GranCare, for whatever reason, on the day immediately preceding the date on which the premium installment was due,

     4.   INVESTMENT EARNINGS.
          -------------------

          During the period of time that this Agreement is in effect, Employee irrevocably agrees that all investment earnings on the Split Dollar Policy shall be reinvested in the Policy and shall not be distributed to the Employee.

     5.   DEATH OF EMPLOYEE WHILE EMPLOYED.
          --------------------------------

          If Employee (or, if the person whose life is insured by the Split Dollar Policy is someone other than Employee, such other person) dies prior to termination of employment, Employee's designated Beneficiary shall be entitled to receive as a death benefit under the Split Dollar Policy an amount equal to three times the amount of Employee's Annual Salary. To the extent that the death benefit under the Split Dollar Policy exceeds the amount distributable to the Employee, the balance of the death benefit shall be payable to GranCare. The designation of the Beneficiary under the Split Dollar Policy shall be in accordance with Section N of the Plan and is made subject to the terms of this Agreement.

     6.   TERMINATION OF EMPLOYEES EMPLOYMENT ON ACCOUNT OF A QUALIFYING
          --------------------------------------------------------------
          TERMINATION.
          -----------

          (a) By making payment of the premiums described in Section 3 of this Agreement, GranCare renews its contingent rights in the Split Dollar Policy for the period commencing with the due date of such payment until the later of (1) the due date of the next payment described in Section 3 or (2) the date that Employee terminates employment on account of a Qualifying Termination as defined in Section 8. GranCare may not extend its contingent rights hereunder in the Split Dollar Policy and under the Collateral Assignment Agreement, attached as Exhibit A, after the occurrence of a Qualifying Termination. After a Qualifying Termination, Employee shall be entitled to exercise all ownership rights in the Split Dollar Policy without any limitation. This Agreement and its accompanying Collateral Assignment Agreement shall thereafter no longer constitute a restriction on Employee's rights.

          (b) Notwithstanding paragraph (a), GranCare shall continue to have rights in the Split Dollar Policy, to the extent required to satisfy its withholding obligations as described in Section 13.

          (c) Notwithstanding paragraph (a), GranCare shall not release its rights under the Collateral Assignment Agreement unless and until (i) Employee releases, in a writing acceptable to the Committee, all claims of whatever nature against GranCare, and (ii) Employee executes a Confidentiality Agreement form prepared by GranCare.

     7.   TERMINATION OF AN EMPLOYEE FOR A REASON OTHER THAN A QUALIFYING
          ---------------------------------------------------------------
          TERMINATION.
          -----------

          If the employment of Employee is terminated for a reason other than a Qualifying Termination (including a voluntary resignation), GranCare may withdraw from or borrow against the Split Dollar Policy, an amount equal to the maximum amount that may then be obtained under the Split Dollar Policy.

     8.   DEFINITION OF A QUALIFYING TERMINATION.
          --------------------------------------

          A Qualifying Termination is any of the following four events:

          (a)  Employee's attaining his Retirement Date, as defined in Section
9;

          (b) the termination of Employee's employment with GranCare after a Change in Control as defined in Section 10;

          (c) involuntary termination without cause as determined in Section 9; and

          (d) termination as a result of Employee's disability. For purposes of this Subsection, disability shall mean a disability which would entitle the Employee to receive full long-term disability benefits under GranCare's long-term disability plan.

     9.   TERMINATION FOR A REASON OTHER THAN "CAUSE".
          -------------------------------------------

          Employee shall have been considered to have been terminated with Cause if he is discharged for a reason specified as cause for discharge in Employee's employment agreement then in effect. In the absence of an effective employment agreement, Employee shall have been considered to have been terminated with Cause if the Employee is discharged on account of an act or omission constituting a felony and resulting, or intended to result, directly or indirectly in gain or personal enrichment at the expense of GranCare. If Employee is terminated for any reason other than one or more of the reasons referred to above, Employee shall have been considered to have been terminated without Cause.

     10.  QUALIFYING TERMINATION ON ACCOUNT OF TERMINATION AFTER A CHANGE OF
          ------------------------------------------------------------------
          CONTROL.
          -------

          (a) A Qualifying Termination shall be treated as occurring after a "Change of Control" if there is first a "Change of Control" and then within thirty-six (36) months after such Change of Control either (1) Employee's employment is terminated without Cause; or (2) Employee terminates employment for "Good Reason" as defined in paragraph (c). For purposes of this Section, a "Change of Control" means the first to occur of the following events:

               (1) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof), excluding GranCare, any direct or indirect majority-owned subsidiary of GranCare (a "Subsidiary") and any employee benefit plan sponsored or maintained by GranCare or any Subsidiary (including any trustee of such plan acting as trustee) (GranCare, all Subsidiaries, and such employee benefit plans and trustees acting as trustees being hereafter referred to as the "Company Group"), but including a `group' as defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes the beneficial owner of shares of GranCare having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of GranCare (the "Voting Shares"); provided that no Change of Control will occur as a result of an acquisition of stock by the Company Group which increases, proportionately, the stock representing the voting power of GranCare beneficially owned by such Person above thirty percent (30%) of the voting power of GranCare, and provided further that if such Person acquires beneficial ownership of stock representing more than thirty percent (30%) of the voting power of GranCare by reason of share purchases by the Company Group, and after such share purchases by the Company Group acquires any additional shares representing voting power of GranCare, then a Change of Control shall occur;

               (2) the shareholders of GranCare shall approve any merger or other business combination of GranCare, sale of the GranCare's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction involving only GranCare and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of GranCare immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity excluding for this purpose any shareholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the merger; or

               (3) within any 24-month period, the persons who were directors of GranCare immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board of Directors or the board of directors of any successor to GranCare, provided that any director who was not a director as of the date of this Agreement shall be deemed to be an Incumbent Director if such director was elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (3); and provided further that any director elected to the Board of Directors to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an Incumbent Director.

Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred for purposes of this Agreement by reason of any actions or events in which the Employee participates in a capacity other than in his capacity as Employee (or as a director of GranCare or a Subsidiary, where applicable).

          (b) For purposes of this Section, termination by an Employee of employment for "Good Reason" shall mean termination for reason of:

               (1)  Reduction in Base Salary.

               (2) Reduction in annual target bonus opportunity (excluding annual reductions of up to 10% that apply to all officers of GranCare).

               (3) A change of more than twenty-five (25) miles in the office or location where the Employee is based.

               (4) Unless with the express written consent of the Employee, (A) the assignment to the Employee of any duties inconsistent in any substantial respect with the Employee's position, authority or responsibilities, or (B) any other substantial change in such position, including titles, authority or responsibilities from those previously held by the Employee prior to the Change of Control. The Employee's position, authority and responsibilities shall not be regard as not commensurate with previous position, authority and responsibilities merely by virtue of the fact that a successor shall have acquired all or substantially all of the business and/or assets of GranCare.

               (5) Any failure by GranCare to comply with any of the provisions of any Employment Agreement between the Employee and GranCare other than an insubstantial or inadvertent failure remedied by GranCare promptly after receipt of notice thereof given by the Employee.

          (c) A termination of employment by Employee within the 36-month period following a Change in Control shall be for Good Reason if one of the occurrences specified in paragraph (c) shall have occurred, notwithstanding that Employee may have other reasons for terminating employment, including employment by another employer which Employee desires to accept.

     11.  EMPLOYEE RETIREMENT DATE.
          ------------------------

          (a) Subject to paragraph (b), Employee's "Retirement Date" shall mean the date on which Employee terminates employment on account of Retirement (as defined in Section B.14. of the Plan).

          (b) GranCare's rights in the Policy are contingent upon the payment of premiums under Section 3. Each period covered by any individual premium payment shall be considered an independent extension of GranCare's rights to the Policy. In the event that GranCare waives its rights by reason of failure to make payments under Section 3, Employee shall be deemed to have attained his Retirement Date.

     12.  LIMITATION ON EMPLOYEE'S RIGHTS PRIOR TO A QUALIFYING TERMINATION.
          -----------------------------------------------------------------

          Notwithstanding any other provisions in this Agreement, prior to a Qualifying Termination, Employee shall have no rights to borrow against the Split Dollar Policy, assign the Split Dollar Policy except as provided in Exhibit A hereto, or obtain any portion of the cash surrender value of the Split Dollar Policy. Notwithstanding the preceding sentence, if Section 7 applies to a termination, Employee shall have the right to borrow from the Split Dollar Policy so long as the borrowing request is submitted to the Insurer along with a directive that the borrowed amount be transferred directly to GranCare.

     13.  TAX WITHHOLDING.
          ---------------

          It is recognized by the parties that the rights of Employee in the Split Dollar Policy (as modified by this Agreement) may cause Employee to be treated under certain circumstances as in receipt of gross income. These circumstances may also impose an obligation to deduct and collect federal or state withholding taxes. Unless Employee otherwise provides the amounts that are required to be withheld, GranCare may satisfy such obligations by borrowing, on a nonrecourse basis, against the Split Dollar Policy, an amount equal to any required withholding taxes.

     14.  ADMINISTRATION.
          --------------

          The Committee (as defined in Section B.2. of the Plan) shall administer this Agreement. The Committee (either directly or through its designees) will have power and authority to interpret, construe, and administer this Agreement and Exhibit A hereto.

     15.  CLAIMS.
          ------

          Any claim under this Agreement and Exhibit A thereto shall be administered in accordance with Section L of the Plan.

     16.  COLLATERAL ASSIGNMENT OF CERTAIN RIGHTS IN THE SPLIT DOLLAR POLICY TO
          ---------------------------------------------------------------------
          GRANCARE.
          --------

          In consideration of the promises contained herein, the Employee has contemporaneously herewith assigned certain rights in the Split Dollar Policy to GranCare as collateral, under the form of Collateral Assignment attached hereto as Exhibit A, which Assignment gives GranCare the limited power to enforce its rights to-recover all or a portion of the cash value of the Split Dollar Policy under the circumstances set forth herein, or a portion of the death benefit thereof. GranCare's interest in and to the Split Dollar Policy shall be specifically limited to the rights set forth above in this Agreement.

     17.  AMENDMENT OF AGREEMENT.
          ----------------------

          This Agreement may only be amended, altered or modified to the extent set forth in Section M of the Plan.

     18.  NOTICE UNDER AGREEMENT.
          ----------------------

          Any notice, consent or demand required or permitted to be given under the provisions of this Agreement by one party to another shall be in writing, signed by the party giving or making it, and may be given either by delivering it to such other party personally or by mailing it, by United States Certified mail, postage prepaid, to such party, addressed to its last known address as shown on the records of GranCare. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     19.  BINDING AGREEMENT.
          -----------------

          This Agreement shall bind the parties hereto and their respective successors, heirs, executors, administrators and transferees, and any Split Dollar Policy Beneficiary.



                 [Remainder of Page Left Intentionally Blank]

     20.  CONTROLLING LAW.
          ---------------

          To the extent not governed by federal law, this Agreement and the rights of the parties hereunder shall be controlled by the laws of the State of Delaware.


                                        GRANCARE, INC.


                                        By:  ___________________________________
                                             Mark H. Rubenstein
                                             Vice President, Director of Human
                                             Resources


                                        EMPLOYEE




                                        ________________________________________

                     ACKNOWLEDGEMENT OF RECEIPT BY INSURER
                     -------------------------------------


     The Insurer's Home Office hereby acknowledges receipt of a duplicate original of the Collateral Assignment Agreement between ______________________________ and GranCare, Inc., which document concerns Policy Number ____________________ issued by the Insurer. Insurer agrees to comply with the terms of the Agreement to the extent permitted by law, but assumes no responsibility for the validity or sufficiency of the document and does not pass upon its legality, and reserves the right to demand proof of interest in case of claim.

Dated at _______________________ on ___________________.


                                        INSURANCE COMPANY


                                        By:  ___________________________________


(Title)